Lease Commitments	12 Months Ended
Dec. 31, 2011
Lease Commitments [Abstract]
Lease Commitments

NOTE 13 - LEASE COMMITMENTS

On January 1, 2008, the Company renewed a lease agreement for land on which to operate its Tabor City branch. The lease has a five-year term that expires December 31, 2012. The Company has an option for nine additional five-year renewal periods thereafter. The lease has a rental amount of $1,047 per month through December 31, 2012. The lease gives the Company the first right of refusal to purchase the property at an unimproved value if the owners decide to sell. The Company also pays applicable property taxes on the property.

Future minimum lease payments are expected to be approximately $12,564 for 2012.